                        GREATER ATLANTIC FINANCIAL CORP.
                            10700 PARKRIDGE BOULEVARD
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                                              March 15, 2002


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, April 10, 2002, at 10:00 a.m.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         Detailed information concerning the financial condition of the Company and the results of operations for the fiscal year ended September 30, 2001, is contained in the 2001 Annual Report to Stockholders which accompanies the Proxy Statement.

         We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                        Sincerely,



                                        Carroll E. Amos
                                        President and Chief Executive Officer

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191

                  -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held On April
                          10, 2002
                  -------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Greater Atlantic Financial Corp. (the "Company") will be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, on Wednesday, April 10, 2002, at 10:00 a.m. Eastern time.

         A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

         1. The election of three directors for terms of three years, each.

                  Consideration of an amendment to the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan to increase the number of options available for grant from 225,000 to 350,000 and to limit its application to officers and employees.

         3. Consideration of the Greater Atlantic Financial Corp. 2002 Stock Option Plan for Outside Directors.

         4. The ratification of the appointment of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending September 30, 2002; and

         5. Such other matters as may properly come before the meeting, and at any adjournments thereof.

         Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 11, 2002, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 10700 Parkridge Boulevard, Suite P50, Reston, Virginia 20191 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.
                                           By Order of the Board of Directors


                                           Laurel L. Mitchell
                                           Secretary
Reston, Virginia
March 15, 2002

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                        GREATER ATLANTIC FINANCIAL CORP.
                      10700 PARKRIDGE BOULEVARD, SUITE P50
                             RESTON, VIRGINIA 20191
                                 (703) 391-1300

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 10, 2002



SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Greater Atlantic Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, April 10, 2002, at 10:00 a.m., Eastern time, at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, McLean, Virginia, and at any adjournments thereof. The 2001 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended September 30, 2001, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 15, 2002.

         Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREON. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR THE AMENDMENT TO THE 1997 STOCK OPTION AND WARRANT PLAN, FOR ADOPTION OF THE 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AND FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

         The close of business on March 11, 2002, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of the Company's Common Stock outstanding on the Record Date was 3,012,434 shares.

         The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, at the time of the Annual Meeting, or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may, (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters will be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, none of whom will be a director of the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of March 11, 2002.

                                                                       AMOUNT AND
                                                                       AND NATURE
                                    NAME AND ADDRESS                  OF BENEFICIAL          PERCENT
    TITLE OF CLASS                OF BENEFICIAL OWNER                  OWNERSHIP(1)           OF CLASS
-----------------------  --------------------------------------  -------------------------- ----------------

Common Stock             Estate of William Calomiris                  406,095 shares(2)         13.5%
                         1112 16th Street, N.W.
                         Washington, D.C. 20036

Common Stock             Robert I. Schattner, DDS                     427,896 shares(3)         14.2%
                         5901 Montrose Road
                         Rockville, MD  20852

Common Stock             The Ochsman Children Trust                   238,597 shares(4)          7.9%
                         1650 Tysons Boulevard
                         McLean, VA  22102

------------------------------------
(1)    Does not include presently exercisable warrants to purchase 36,667, 20,000 and 13,334 shares held, respectively, by the Estate of William Calomiris,  Mr. Schattner, and the Ochsman Children Trust
       under the Greater Atlantic Financial Corp. 1997 Stock Option Plan.
(2)    The information furnished is derived from a Schedule 13D filed by Charles
       W. Calomiris on March 1, 2001, and a Form 4 filed on January 4, 2002.
(3)    The information furnished is derived from a Schedule 13D filed by Robert I Schattner and a Form 4 filed on May 8, 2001.
(4)    The information furnished is derived from a Schedule 13D filed by The Ochsman Children Trust on March
       27, 2001.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

         The Board of Directors currently consists of six directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also serves on the Board of Directors of Greater Atlantic Bank (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

         The name of the three nominees for election to the Board of Directors are set forth below, along with certain other information concerning that individual and the other members of the Board as of March 11, 2002. Management believes that each nominee will stand for election and will serve if elected as a director. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of another person recommended by the Board of Directors. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of March 11, 2002, the name of the nominee, the continuing directors, and the executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Company and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of the Record Date by each director and all directors and executive officers as a group as of the Record Date.



                                                                          Expiration         Shares of          Ownership
               Name and Principal                                             of             Common Stock          as
             Occupation at Present                           Director      Term as         Beneficially        a Percent of
              and for Five Years                     Age     Since(1)       Director          Owned(1)            Class
-------------------------------------------------- ------- ------------ --------------- -------------------- -----------------
NOMINEES:
Charles W. Calomiris, Chairman of the                 44       2001           2002              473,379            15.71%
  Board of the Company, is the Paul M.                                                          shares(2)(3)
  Montrone Professor of Finance and Economics
  at the Columbia University Graduate School
  of Business. Calomiris was elected to the
  unexpired term of William Calomiris on
  January 10, 2001.

Carroll E. Amos, President and Chief                  54       1997           2002              44,160 shares(4)    1.47%
  Executive Officer of the Company, is a private investor who until 1996 served as President and Chief Executive Officer of 1st Washington Bancorp and
  Washington Federal Savings Bank.

James B. Vito is Chairman of the Board of James       76       1998           2002              64,942 shares(2)    2.16%
  B. Vito, Inc., a plumbing and heating Company
  and managing general partner, James
  Properties, engaged in the sale and
  management of property.

CONTINUING DIRECTORS:
Paul J. Cinquegrana is a Vice President and            60      1997           2003              48,734 shares(2)    1.62%
  the Managing Director of the Fixed  Income
  Department of Johnston, Lemon & Co., Inc., a
  stock and bond brokerage firm.

Jeffrey W. Ochsman is an attorney and partner          49      1999           2003                 500 shares          *
  of the law firm of Friedlander, Misler,
  Friedlander, Sloan & Herz, PLLC.

Jeffrey M. Gitelman, D.D.S., is an Oral Surgeon        57      1997           2004              84,913 shares(2)    2.82%
  and the owner of Jeffrey M. Gitelman - D.D.S., P.C.




                                                                                  SHARES OF
                       NAME AND PRINCIPAL                                       COMMON STOCK
                     OCCUPATION AT PRESENT                                      BENEFICIALLY           OWNERSHIP AS A
                    AND FOR PAST FIVE YEARS                       AGE              OWNED (1)           PERCENT OF CLASS
------------------------------------------------------------  -----------  -------------------------  -------------------

EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

David E. Ritter joined the Bank and the Company as a              52              300 shares(4)             *
  Senior Vice President and Chief Financial Officer in
  1998.  From 1996 to 1997, Mr. Ritter was a Senior
  Financial Consultant with Peterson Consulting.  From 1988
  until 1996, he was the Executive Vice President and Chief
  Financial Officer of Washington Federal Savings Bank.

Laurel L. Mitchell joined the Bank and Company as Corporate 43 Secretary in
  October, 1999, after two years as an Executive Assistant with Collier, Shannon, Rill & Scott, PLLC, a Washington, D.C. law firm. From 1993 to 1997,
  Ms. Mitchell had been employed by America's Community Bankers.

All directors and executive officers as a group (eight                                 _______              _______
  persons)(3)

----------------------------------
(1)  Each person effectively exercises sole voting or dispositive power as to shares reported.
(2)  Does not include presently exercisable warrants to purchase 36,667, 3,334, 3,334, and 2,000 shares, respectively, granted to Messrs. William Calomiris, Gitelman, Cinquegrana, and Vito under the Greater
     Atlantic Financial Corp. 1997 Stock Option Plan.
(3)  Includes 19,204 shares held directly, 406,095 shares held as one of four
     Personal Representatives of the Estate of William Calomiris, 10,000 shares held by his spouse and 38,080 shares held as custodian for minor children.
     Does not include presently exercisable options to purchase 65,000 shares granted to Mr. Amos or 15,000 granted to Mr. Ritter under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan.
* Does not exceed 1.0% of the Company's Common Stock.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2001. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2001. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         The Executive Committee consists of Messrs. Calomiris, Cinquegrana and Amos. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan applications. This Committee meets monthly. This Committee met 11 times during fiscal 2001.

         The Audit Committee consists of all outside Directors of the Company. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held one meeting in fiscal 2001.

         The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 30, 2002.

         The Compensation Committee of the Company is responsible for Executive Compensation and consisted of Directors Vito and Gitelman. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees. The Compensation Committee met once during 2001.

DIRECTORS' COMPENSATION

         FEES. Since the formation of the Company, the executive officers, directors and other personnel have been compensated for services by the Bank and have not received additional remuneration from the Company. Beginning on October 1, 1998, the Chairman was made a salaried officer of the Bank and the Company and in those capacities received compensation at the rate of $3,000 per month. Since December 1, 1999, each outside directors of the Bank has received $600 for each Board meeting and $300 for each committee meeting attended.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended September 30, 2001, 2000 and 1999, to the Chief Executive Officer who was the only executive officer to receive compensation in salary and bonus in excess of $100,000 in the fiscal year ended September 30, 2001.

                                                                      Securities
Name and                  Fiscal                                    Underlying
Principal Position         Year         Salary        Bonus        Options/SARs
--------------------      ------       ---------     --------      ------------
Carroll E. Amos            2001        $156,000       $    -         45,000
President and Chief        2000        $148,500       $    -         36,334
Executive Officer          1999        $143,167       $3,300         33,334


         For 2001, 2000 and 1999, there were no (a) perquisites over the lesser of $50,000 or 10% of the Chief Executive Officer's total salary and bonus for the year; (b) payments of above- market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

         Employment Agreement. The Company has entered into an employment agreement with Mr. Carroll E. Amos. The Employment Agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of its executive officers, particularly the Chief Executive Officer.

         The Employment Agreement provides for a three-year term for Mr. Amos and provides that commencing on the first anniversary date and continuing each anniversary date thereafter the board of directors may extend the Employment Agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the board of directors after conducting a performance evaluation of Mr. Amos. The Employment Agreement provides that Mr. Amos's base salary will be reviewed annually. The base salary provided for in the Employment Agreement for Mr. Amos was increased to $157,200 at the third anniversary date and to $165,400 on January 1, 2002. In addition to the base salary, the Employment Agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly situated executive personnel. Effective November 1, 1998, the Employment Agreement also provides for an automobile allowance of $9,600 per year.

         The Employment Agreement provides for termination by the Bank for cause (as defined in the Employment Agreement) at any time. In the event the Bank chooses to terminate Mr. Amos's employment for reasons other than for cause or, in the event of Mr. Amos's resignation from the Bank upon: (i) failure to re-elect Mr. Amos to his current office; (ii) a material change in Mr. Amos's functions, duties or responsibilities; (iii) a relocation of Mr. Amos's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the Employment Agreement by the Bank, Mr. Amos or, in the event of death, Mr. Amos's beneficiary would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to Mr. Amos during the remaining term of the Employment Agreement. The Bank would also continue and pay for Mr. Amos's life, health and disability coverage for the remaining term of the Employment Agreement. Upon any termination of Mr. Amos's employment, Mr. Amos is subject to a covenant not to compete with the Bank for one year.

         Under the Employment Agreement, if involuntary termination or voluntary termination follows a change in control of the Bank or the Company, Mr. Amos or, in the event of his death, his beneficiary, would receive a severance payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of stock-based incentives previously awarded to Mr. Amos; or (ii) three times the average of the three preceding taxable years' annual compensation. The Bank would also continue Mr. Amos's life, health, and disability coverage for thirty-six months. In the event of a change in control of the Bank, the total amount of payment due under the Employment Agreement, based solely on the base salary paid to Mr. Amos, and excluding any benefits under any employee benefit plan which may otherwise become payable, would equal approximately $472,600.

         All reasonable costs and legal fees paid or incurred by Mr. Amos pursuant to any dispute or question of interpretation relating to the Employment Agreement is to be paid by the Bank, if he is successful on the merits pursuant to a legal judgment, arbitration or settlement. The Employment Agreement also provides that the Bank will indemnify Mr. Amos to the fullest extent allowable under federal law.

         1997 INCENTIVE STOCK OPTION AND WARRANT PLAN. Under the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan (the "Option Plan"), which was ratified by shareholders in 1997 and amended in 2000, options are granted to employees at the discretion of a committee comprised of disinterested directors who administer the plan.

         The following table provides information with respect to options granted to the Chief Executive Officer in fiscal year 2001.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                            NUMBER OF           PERCENT OF TOTAL
                            SECURITIES           OPTIONS/SARS
                            UNDERLYING            GRANTED TO          EXERCISE OR
                           OPTIONS/SARS          EMPLOYEES IN         BASE PRICE         EXPIRATION
      NAME                  GRANTED (#)          FISCAL YEAR            ($/SH)              DATE
      (A)                      (B)                   (C)                  (D)                (E)
--------------------    ------------------     ----------------     ---------------     ---------------
Carroll E. Amos              8,666                  100%                $4.00              12-1-2010


        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by the Chief Executive Officer as of September 30, 2001. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on September 30, 2001. At the Record Date, options for 65,000 shares of Common Stock were exercisable by Mr. Amos.

                                                                                FISCAL YEAR-END OPTIONS/SAR VALUES
                                                                     ---------------------------------------------------------

                                                                       NUMBER OF SECURITIES
                                                                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-THE-
                                SHARES                               OPTIONS AT FISCAL YEAR END      MONEY OPTIONS AT FISCAL YEAR
                              ACQUIRED ON            VALUE                      (#)                           END ($)(1)
      NAME                    EXERCISE(#)          REALIZED($)        EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
--------------------      ------------------     ---------------      -------------------------      ----------------------------
Carroll E. Amos                   0                     0                     45,000/0                      $12,132/0

(1)   Average market value of underlying securities during the fiscal year 2001 ($3.785 per share) minus the average exercise or base price of $7.05 per share.

                   PROPOSAL 2. RATIFICATION OF AN AMENDMENT TO
                    THE GREATER ATLANTIC FINANCIAL CORP. 1997
                          STOCK OPTION AND WARRANT PLAN



         On October 15, 1997, the board of directors of the Company adopted the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan which provided for the granting of up to 94,685 warrants to the original investors and provides for the granting of up to 76,667 options to purchase common stock to eligible officers, employees, and directors of the Company and the Bank. In December, 1999, the Board of Directors voted to increase the number of shares with respect to which options may be granted from 76,667 to 225,000, and that action by the Board was approved by the stockholders at the annual meeting held on March 14, 2000.

         As of March 11, 2002, options for 195,000 shares had been granted to officers and employees of the Company, the Bank and its subsidiary, leaving only options for approximately 30,000 shares available for grant. At its meeting held on January 30, 2002, the Board of Directors voted to increase the number of shares with respect to which options may be granted by 125,000, from 225,000 to 350,000, and to limit grants to officers and employees. The Board of Directors believes that the 1997 Plan has been effective in helping to attract, retain and motivate officers and employees and now seeks stockholder approval to increase the number of shares with respect to which options may be granted to officers and employees under the 1997 Plan in the future.

         The Board of Directors believes that the granting of stock options can be very effective over time as an important component of the Company's overall compensation strategy. In order to continue to be able to retain key employees, the Company needs the ability to offer market competitive, long-term compensation opportunities. For these reasons, the Company wishes to continue its stock option program. All employees of the Company, the Bank and its subsidiaries are eligible to participate in the stock option plan. The committee administering the plan will determine the terms of awards granted to officers and employees. The committee will also determine whether stock options will qualify as incentive stock options or non-statutory stock options, as described below, the number of shares subject to each stock option, the exercise price of each stock option, the method of exercising stock options, and the time when stock options become exercisable.

         An individual generally will not recognize ordinary income upon the grant of a non-statutory stock option or incentive stock option or upon the exercise of an incentive stock option, provided the individual does not dispose of the shares received through the exercise of the incentive stock option for at least one year after the date the individual receives the shares in connection with the option exercise and two years after the date of grant of the stock option (a "disqualifying disposition"). In the case of a non-statutory stock option and in the case of a disqualifying disposition of shares received in connection with the exercise of an incentive stock option, an individual will recognize ordinary income upon exercise of the stock option (or upon the disqualifying disposition) in an amount equal to the amount by which the fair market value of the common stock exceeds the exercise price of the stock option. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense to the Company for tax purposes

         Stock options are exercisable for a period of time following the date on which the optionee ceases to perform services for the Bank or the Company, except that in the event of death or disability, options accelerate and become fully vested and could be exercisable for up to one year thereafter or such other period of time as determined by the Company. In the case of death or disability, stock options may be exercised for a period of 12 months or such other period of time as determined by the committee. However, any incentive stock options exercised more than three months following the date an employee ceases to perform services as an employee would be treated essentially as a non-statutory stock option. In the event of retirement, if the optionee continues to perform services on behalf of the Bank, the Company or an affiliate, unvested options and awards would continue to vest in accordance with their original vesting schedule until the optionee ceases to serve. In the event of death, disability or normal retirement, the Company, if requested by the optionee, or the optionee's beneficiary, could elect, in exchange for vested options, to pay the optionee, or the optionee's beneficiary in the event of death, the amount by which the fair market value of the common stock exceeds the exercise price of the options on the date of the employee's termination of employment.

         The Board of Directors recommends that you vote "FOR" the increase in the number of options available for grant under the 1997 Stock Option and Warrant Plan from 225,000 to 350,000.

          PROPOSAL 3. APPROVAL OF THE GREATER ATLANTIC FINANCIAL CORP.

                  2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         On January 30, 2002, the Board of Directors of Greater Atlantic adopted the Greater Atlantic Financial Corp. 2002 Stock Option Plan for Outside Directors, a copy of which is attached as Appendix A to the proxy statement, and voted to submit it to the stockholders for approval at the annual meeting. The Board of Directors adopted the plan because it believed that such a plan would make it easier to attract able persons to become outside directors of the Company, and to provide an additional inducement for outside directors to remain with the Company. The granting of stock options advances the interests of the Company and its stockholders by providing directors upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends with additional incentive, in the form of a proprietary interest, to perform in a superior manner.

         Summary of the Plan

         TYPE OF STOCK OPTION GRANTS AND PARTICIPANTS. The 2002 plan provides for the grant of non-statutory stock options to non-employee directors of the Company.

         NUMBER OF SHARES OF COMMON STOCK AVAILABLE. A total of 100,000 shares of common stock are authorized for issuance under the 2002 plan. These shares may come from either authorized but unissued shares or shares held in treasury.

         AMENDMENT OF THE PLAN. The Board of Directors has the authority to amend or terminate the 2002 plan, provided such action does not adversely affect any option previously granted under the 2002 plan. The stockholders, however, must approve any amendment that would materially: (1) increase the benefits accruing to participants under the plan;
(2) increase the total number of shares that may be issued under the plan; or
(3) modify the eligibility requirements.

         ADMINISTRATION OF PLAN AND GRANTS OF STOCK OPTIONS. The 2002 plan is administered by a committee of the Board of Directors of the Company. The committee has the power to decide: (1) who will be granted options; (2) the number of shares underlying each option; (3) the date or dates when each option will vest in whole or in part and the terms and conditions of vesting; and (4) any other terms and conditions subject to an option, so long as those other terms and conditions are not inconsistent with the 2002 plan. The committee's determinations and interpretations of the 2002 plan and the options granted under the 2002 plan are final and binding upon all 2002 plan participants. All options granted under the 2002 plan will be granted at not less than 100% of the fair market value of the Company's common stock on the date of grant. No option will have a term longer than ten years from the date of grant.

         EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. If a participant's service is terminated, he or she may exercise his or her options for the period of time specified in the award agreement.

         EFFECT OF A CHANGE IN CONTROL. The 2002 plan provides that if a change in control (as defined in the plan) occurs, regardless of an optionee's termination of service, all outstanding options will become and remain immediately exercisable for the full term of the options.

         TRANSFERABILITY. The 2002 plan generally does not allow for the transfer of options, except if specified in a written will of an optionee or by the laws of descent and distribution. However, under limited circumstances, non-statutory stock options may be transferred for valid estate planning purposes.

         CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the 2002 plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences. The grant of a non-statutory stock option is not a taxable event. However, upon the exercise of a non-statutory stock option, an optionee will recognize ordinary income equal to the difference between the option exercise price and the fair market value of the Company common stock on the date of exercise, multiplied by the number of shares purchased upon exercise of the option. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Outside Directors are not subject to tax withholding.

NEW PLAN BENEFITS

         The Company anticipates that no option grants will be made to non-employee directors until after the effective date of the 2002 plan. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the plan at this time.

         The Board of Directors recommends that you vote "FOR" approval of the 2002 Stock Option Plan for Outside Directors.

                    PROPOSAL 4. RATIFICATION OF APPOINTMENT

                             OF INDEPENDENT AUDITORS

         The Company's financial statements as of September 30, 2001 were audited by BDO Seidman, LLP.

         The Company's Board of Directors has reappointed BDO Seidman, LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 2002 subject to ratification of such appointment by the stockholders.

         A representative of BDO Seidman, LLP will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of BDO Seidman, LLP as the independent auditors of the Company.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 5 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

         (The names of the members of the Audit Committee appear on the following page.)

                         Charles W. Calomiris, Chairman
                               Paul J. Cinquegrana
                               Jeffrey M. Gitelman
                               Jeffrey W. Ochsman
                                  James B. Vito


TRANSACTIONS WITH RELATED PERSONS

         Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 2001, one of the Bank's directors had loans with the bank which had outstanding balances totaling $334,000. Such loans were made by the bank in the ordinary course of business, with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

         The Company's policy is that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that Director Calomiris was ten days late in filing a Form 3 in January,

2001, following his election as Chairman of the Board and 15 days late in filing a Form 5 for the year ended September 30, 2001.

                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending September 30, 2002, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than December 1, 2002. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the acCompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

                              INDEPENDENT AUDITORS

         The independent public accounting firm of BDO Seidman, LLP acted as the independent auditors of the Company and the Bank for 2001 and the same firm has been selected to perform the same duties for 2002 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

AUDIT FEES

         BDO Seidman, LLP billed the Company aggregate fees of $74,967 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Form 10-KSB for the fiscal year ended September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         BDO Seidman, LLP did not provide any such services to the Company for the year ended September 30, 2001.

AUDIT COMMITTEE DETERMINATION

         The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE YEAR ENDED SEPTEMBER 30, 2001, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO GREATER ATLANTIC FINANCIAL CORP. MS. LAUREL L. MITCHELL, CORPORATE SECRETARY, 10700 PARKRIDGE BOULEVARD, SUITE P50, RESTON, VIRGINIA 20191.

                                 By Order of the Board of
                                    Directors



                               Laurel L. Mitchell
                                 Corporate Secretary

Reston, Virginia
March 15, 2002

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                 APPENDIX A



                        GREATER ATLANTIC FINANCIAL CORP.
                  2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         GREATER ATLANTIC FINANCIAL CORP. (the "Company") has adopted this STOCK OPTION PLAN for the following purposes:

o to make it easier to attract able persons to become Outside Directors of the Company, and

o to provide an additional inducement for Outside Directors to remain with the Company.

      Certain capitalized terms used in this Plan are defined in Section 14.

1.    WHO IS ELIGIBLE; WHO MAKES GRANTS?
      ---------------------------------

      (a)     ELIGIBILITY.  Outside  Directors  of the Company are  eligible to
              -----------
              to receive stock option grants under this Plan.

      (b)     PLAN  ADMINISTRATION.  The  Plan  shall be  administered  by  the entire Board of Directors of the Company or a committee of the Board of Directors of the Company which shall consist of two or more disinterested directors. A member of the Board is deemed to be "disinterested" only if he or she satisfies the requirements as the Securities and Exchange Commission may establish for Outside Directors administering plans intended to qualify for an exemption under Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended. For purposes of this Plan the term "Committee" shall refer to the persons administering the Plan.

              The Committee has the power to decide:

              (i)     who will be granted stock options;

              (ii)    the number of shares to be covered by each stock option;

              (iii) the date or dates when each stock option will vest in whole or in part and the terms and conditions of vesting; and

              (iv) any other terms and conditions subject to a stock option, so long as those other terms and conditions are not inconsistent with this Plan.

              The Committee's determinations and interpretations of this Plan and the Options granted hereunder are final and binding upon all Plan participants.

      (c)     CONFIRMATION  OF AN  OPTION  GRANT.  Each  Option  grant  must be
              ----------------------------------
              evidenced by a written award agreement. The agreement must be in a form acceptable to the Committee and executed by both a representative of the Committee and the Optionee.

2.    STOCK OPTIONS.
      -------------

      This Plan provides for the grant of Non-Statutory Stock Options. The terms and conditions of each Option grant will be set forth by the Committee in each Optionee's award agreement.

3.    EXERCISE OF STOCK OPTIONS; PAYMENT.
      ----------------------------------

      (a)     TIME  OF EXERCISE.  The  period of  time during which each Option
              -----------------
              may be exercised will be fixed by the Committee at the time of grant. However, no Option may be exercised more than 10 years after the Date of Grant.

      (b)     HOW  TO  EXERCISE.  To  exercise  an  Option,  an  Optionee  must
              -----------------
              complete an Option Exercise Notice and return it to the Committee or the Committee's designee.

      (c)     PAYMENT OF THE OPTION PRICE IN CASH OR COMMON STOCK.
              ---------------------------------------------------

              (i)     CASH  PAYMENT.  All or any portion  of the  Option  Price
                      -------------
                      for any Option may be paid in cash or a certified check at the time of exercise.

              (ii)    OTHER FORMS OF PAYMENT.  The Committee may, from  time to
                      ----------------------
                      time, specify other methods of payment that may be used to exercise Options, including a "cashless" exercise procedure or the use of mature shares of Common Stock as payment.

4.    DETERMINATION OF FAIR MARKET VALUE.
      ----------------------------------

      (A)     PUBLIC MARKET.  If the Common  Stock  is  listed on  a  generally
              -------------
              recognized United States securities exchange or is listed on Nasdaq, Fair Market Value will be the closing price reported on the date of grant. If there are no sales of Common Stock on that date, then Fair Market Value will be the closing price on the last date that the Common Stock traded prior to the date of exercise.

      (b)     NO PUBLIC  MARKET.  If the  Common Stock is not so  listed,  then
              -----------------
              Fair Market Value on any day will be determined by the Committee in good faith, using such criteria as the Committee may believe appropriate.

5.    TRANSFERABILITY
      ---------------

      Unless otherwise determined by the Committee, no Non-Statutory Stock Option may be transferred except, after the death of the Optionee, by the will of the Optionee or by the laws of descent and distribution in intestacy proceedings. The Committee may, however, in its sole discretion permit transferability or assignment of a Non-Statutory Stock Option if such transfer, or assignment is, in its sole discretion, for valid estate planning purposes and such transfer or assignment is permitted by the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

6.    TERMINATION OF SERVICE.
      ----------------------

      (a)  RESIGNATION.  Unless  otherwise  determined  by the  Committee, if a
           -----------
           person's service with the Company terminates because of the voluntary resignation of such person, all unvested Options held by such person on the date of such termination (the "Termination Date") will immediately and automatically be canceled as of the the Termination Date and may not be exercised. Vested Options may be exercised within 90 days of the Termination Date, but only to the extent such Options could have been exercised on the date the resignation is effective.

      (b)  REMOVAL FOR CAUSE. Unless otherwise determined by  the Committee, if
           -----------------
           a person's service with the Company terminates because such person is removed from office for Cause (as defined below), all vested and unvested Options held by such person on his or her Termination Date will immediately and automatically be canceled as of the Termination Date and may not be exercised.

           For purposes of this Plan, an Optionee is removed for Cause if his or her removal results from the participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

      (c)  DISABILITY.  Unless otherwise  determined  by  the  Committee,  if a
           -----------
           person's service with the Company is terminated because such person has become disabled (within the meaning of Section 22(e)(3) of the Code), then all Options held by such person on his or her Termination Date immediately vest and remain exercisable for a period of two (2) years after the Termination Date.

      (d)  RETIREMENT.  Unless otherwise  determined by  the Committee,  in the
           ----------
           event a person retires under any retirement plan of the Bank or the Company with respect to Board members, all vested Options held by such person on his or her Termination Date may be exercised by such person at any time within two (2) years after the Termination Date, but only to the extent that the Options could have been exercised on the day before the Termination Date.

      (e)  DEATH.  Unless otherwise determined by  the Committee, if a person's
           -----
           service with the Bank or the Company is terminated because of the death of such person, all Options held by such person on the date of his or her death immediately vest and remain exercisable by the person's estate or designated beneficiary for a period of two (2) years after his or her death.

7.    SPECIAL PROVISIONS FOR A CHANGE IN CONTROL.
      ------------------------------------------

      (a)  ACCELERATION  OF  OPTIONS  UPON A CHANGE IN CONTROL.  If a Change in
           ---------------------------------------------------
           Control occurs, then all Options held by Optionees under this Plan which are outstanding on the date of the Change in Control will become and remain immediately exercisable in full or the remainder of the term of such Options, regardless of the Optionee's termination of employment or service, or any provision to the contrary in this Plan or in an Option award agreement.

      (b)  CHANGE IN CONTROL. For  purposes  of  this Plan, a Change in Control
           -----------------
           shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Company representing 20% or more of the Bank's or the Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Company and any voting securities purchased by any employee benefit plan of the Company or the Bank, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause
           (B), considered as though he were a member of the Incumbent Board, or
           (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs or is effectuated in which the Bank or Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Company then outstanding.

8.         SHARES  AVAILABLE UNDER  THIS PLAN: ADJUSTMENTS FOR STOCK DIVIDENDS,
           --------------------------------------------------------------------
           RECAPITALIZATIONS, ETC.
           -----------------------

     (a)   SHARES AVAILABLE FOR GRANT.  One Hundred  Thousand (100,000) shares,
           --------------------------
           subject to adjustment under paragraph (b) below, are available for purchase upon the exercise of Options granted under this Plan. If any Option granted under this Plan is cancelled, terminates, or expires for any reason without having been exercised in full, the number of unexercised shares subject to the Option will again be available for the grant of Options under this Plan. Payment of an Option Price with shares will not increase the number of shares of Common Stock available under this Plan.

     (b)   ADJUSTMENTS  FOR  STOCK   DIVIDENDS,  RECAPITALIZATIONS,  ETC.   The
           --------------------------------------------------------------
           Committee is authorized to and may make adjustments to the Option Price and number of securities covered by outstanding Options as the Committee believes are equitable to preserve the rights of Optionees after a stock dividend, stock split, recapitalization, merger, division or other similar event, if any occur in the future.

     (c)   NO FRACTIONAL SHARES.  No adjustment under  paragraph (b) above will
           --------------------
           require the Company to issue a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution will be eliminated and not carried forward to any later adjustment or substitution.

9.    NO RIGHT TO OPTIONS OR EMPLOYMENT
      ---------------------------------

      Neither the adoption of this Plan, nor any action by the Committee, will give any person:

      (a)  any right to be granted an Option, or

      (b) any right to serve on the Board of Directors of the Bank or the Company.

10.   EFFECTIVE DATE OF PLAN.
      ----------------------

     The Plan shall become effective upon approval of the Company's stockholders.

11.   AMENDMENT AND TERMINATION OF PLAN.
      ---------------------------------

      The Board may amend this Plan at any time and from time to time, or may terminate this Plan at any time, except that approval of the Company's shareholders will be required for any amendment that (i) would materially increase the benefits accruing to participants under the Plan, (ii) would materially increase the total number of shares of Common Stock or other securities as a percentage of the overall ownership of the Company that may be issued under the Plan, or (iii) would materially modify the requirements for eligibility to participate in the Plan. No such termination will terminate or adversely affect any outstanding Options granted under the Plan before such termination. No such amendment of the Plan will adversely affect any outstanding Option granted under the Plan before such amendment.

12.   MISCELLANEOUS.
      -------------

      (a)  STOCK  CERTIFICATES.  The  Company  will  issue  stock  certificates
           -------------------
           representing the shares purchased upon any exercise of Options, as soon as practicable after exercise. Such certificates will be registered as directed by the Optionee.

      (b)  GOVERNING  LAW.  This Plan, all Options granted under this Plan, and
           --------------
           all actions taken or omitted which relate to this Plan or such Options, will be governed by the laws of the State of Delaware to the extent not pre-empted by federal law.

14.   DEFINITIONS.
      -----------

     The following terms will have the following meanings, when used in this
Plan:

     "BANK" means Greater Atlantic Bank.

     "BOARD" means the Board of Directors of the Company.

     "CHANGE OF CONTROL" is defined in Section 7.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMON STOCK" means the common stock of the Company.

      "COMPANY" means Greater Atlantic Financial Corp.

      "DATE OF GRANT" means the date on which the Committee grants an Option to an Outside Director.

      "FAIR MARKET VALUE" is defined in Section 4.

      "NON-STATUTORY STOCK OPTION" means an Option that requires no specific holding period and no maximum time period by which the Option must lapse, unless specified in the Plan. Following the exercise of a Non-Statutory Stock Option, an Option is taxed at ordinary income tax rates on the difference between the Option Price and the Fair Market Value of the Common Stock on the date of exercise. The Company is entitled to a corresponding tax deduction.

      "OPTION" for purposes of this Plan means a Non-Statutory Stock Option.

      "OPTIONEE" means a participant in this Plan who has been granted an Option.

      "OPTION PRICE" means the price at with an Optionee can purchase shares of Common Stock pursuant to an Option, with respect to an Option granted under this Plan, no Option shall be granted at less than 100% of the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

      "OUTSIDE DIRECTOR" means a member of the Board of Directors of the Company or Bank who is not an employee of the Bank or the Company.

      "PLAN" means this Greater Atlantic Financial Corp. 2002 Stock Option Plan, as it may be amended from time to time.

APPROVED BY COMPANY BOARD OF DIRECTORS:


DATE:   January 30, 2002

                                 REVOCABLE PROXY
                         GREATER ATLANTIC FINANCIAL CORP


                         ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 10, 2002 - 10:00 A.M.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of Greater Atlantic Financial Corp. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Holiday Inn, Tysons Corner, 1960 Chain Bridge Road, Mclean, Virginia, on April 10, 2002 at 10:00 a.m., and at any and all adjournment thereof, as follows:

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this other business to be presented at the Annual Meeting.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        GREATER ATLANTIC FINANCIAL CORP.

                                 APRIL 10, 2002


                 Please Detach and Mail in the Envelope Provided


 X  PLEASE MARK VOTES AS IN THIS
--- EXAMPLE USING DARK INK ONLY



                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                         EACH OF THE LISTED PROPOSALS.


         FOR the nominees                              WITHHOLD
         listed at right                              AUTHORITY
        (except as marked                      to vote for the nominees
        to the contrary)                           listed at right

1.  ELECTION
    OF
    DIRECTORS /__/                                      /__/

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE
SPACE PROVIDED BELOW.)


----------------------------------------------------

NOMINEES:

          Charles W. Calomiris
          Carroll E. Amos
          James B. Vito

2. Amendment of the Greater Atlantic Financial Corp. 1997 Stock Option and Warrant Plan to increase the number of options available for grant from 225,000 to 350,000 and to limit its application to officers and employees.

        FOR                     AGAINST                     ABSTAIN
        ---                     -------                     -------
        /--/                     /--/                        /--/


3. Approval of the Greater Atlantic Financial Corp. 2002 Stock Option Plan for Outside Directors.

        FOR                     AGAINST                     ABSTAIN
        ---                     -------                     -------
        /--/                     /--/                        /--/


4. The approval of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending September 30, 2002.
        FOR                     AGAINST                     ABSTAIN
        ---                     -------                     -------
        /--/                     /--/                        /--/


   The undersigned hereby acknowledges the receipt from the Company of a Notice of Meeting and of a Proxy Statement dated March 15, 02002, as wells as a copy of Treater Atlantic Annual Report prior to the Execution of this proxy.


Stockholder Assistance

Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact Greater Atlantic Financial Corp.'s transfer agent.


American Stock Transfer and Trust Company
59 Maiden Lane
New York, New York  100038


PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

Stockholder _______________ Co-holder _______________ Date:  ____________, 2002

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, exectuor, administrator, trsutee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.